Exhibit 10.11

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of [•], 2017, by and among Inhibikase Therapeutics, Inc., a Delaware corporation (the “Company”) and [MW] (the “Stockholder”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in Section 1.

WHEREAS, the Stockholder desire to enter into this Agreement in order to provide for certain registration rights with respect to the Company.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.          Definitions. As used herein, the following terms shall have the following meanings:

“Agreement” has the meaning set forth in the Preamble.

“Board” means the Board of Directors of the Company.

“Common Stock” means, collectively, (i) the Company’s Common Stock, $0.001 par value per share; (ii) any other class of common stock of the Company; and (iii) any capital stock of the Company issued or issuable with respect to the securities referred to in clauses (i) or (ii) above whether by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

“Company” has the meaning set forth in the Preamble.

“Demand Registrations” has the meaning set forth in Section 2(a)(ii).

“Equity Securities” means, as applicable, (i) any capital stock or other share capital; (ii) any securities directly or indirectly convertible into or exchangeable for any capital stock or other share capital or containing any profit participation features; (iii) any rights or options directly or indirectly to subscribe for or to purchase any capital stock, other share capital or securities containing any profit participation features or to subscribe for or to purchase any securities directly or indirectly convertible into or exchangeable for any capital stock, other share capital or securities containing any profit participation features; or (iv) any securities issued or issuable with respect to the securities referred to in clauses (i) through (iii) above in connection with a combination of shares, exchange, recapitalization, merger, consolidation or other reorganization.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” means a free–writing prospectus, as defined in Rule 405 of the Securities Act.

“IPO” means the initial public offering of the Company.

“Long-Form Registrations” has the meaning set forth in Section 2(a)(i).

Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a governmental entity (or any department, agency or political subdivision thereof).

“Piggyback Registration” has the meaning set forth in Section 3(a).

“Public Offering” means an underwritten public offering and sale of Common Stock pursuant to an effective registration statement under the Securities Act; provided, that a Public Offering shall not include an offering made in connection with a business acquisition or combination pursuant to a registration statement on Form S-4 or any similar form, or an employee benefit plan pursuant to a registration statement on Form S-8 or any similar form.

“Registrable Securities” means (i) any Common Stock acquired by, issued or issuable to, or otherwise owned by any party hereto (or any such party’s affiliates on or after the date hereof and (ii) any Equity Securities of the Company issued or issuable (directly or indirectly) with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of stock, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. Such securities will cease to be Registrable Securities when sold pursuant to Rule 144 or any offering registered under the Securities Act. Notwithstanding anything herein to the contrary, the Company shall not be required to register any Equity Securities other than Common Stock.

“Registration Expenses” means all fees and expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with FINRA in connection with an underwritten offering, (B) fees and expenses of compliance with state securities or “blue sky” laws, and (C) transfer taxes); (ii) printing, messenger, telephone and delivery expenses; (iii) fees and disbursements of counsel for the Company; (iv) the reasonable fees and disbursements of one (1) counsel for the Stockholder, which counsel shall be chosen by Stockholder; (v) fees and disbursements of all independent certified public accountants referred to in Section 4; (vi) underwriters’ fees and expenses (excluding discounts, commissions, or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities); (vii) Securities Act liability insurance, if the Company so desires such insurance; (viii) internal expenses of the Company; (ix) the expense of any annual audit; (x) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange; and (xi) the fees and expenses of any Person, including special experts, retained by the Company.

2

“Rule 144” means Rule 144 under the Securities Act (or any similar rule then in force).

“Securities Act” means the Securities Act of 1933, as amended.

“Shelf Registration Statement” has the meaning set forth in Section 2(c).

“Short-Form Registrations” has the meaning set forth in Section 2(a)(i).

“Stockholder” has the meaning set forth in the Preamble.

2.           Demand Registrations.

(a)          Requests for Registration.

(i)          Subject to this Section 2, at any time following the first anniversary of the closing of the IPO, the Stockholder may request registration, whether underwritten or otherwise, under the Securities Act of the Registerable Securities held by the Stockholder, on the date thereon, on Form S-1 or any similar long-form registration (“Long-Form Registrations”) or on Form S-3 or any similar short-form registration (“Short-Form Registrations”), if available.

(ii)         Each request for a Long-Form Registration or a Short-Form Registration pursuant to Section 2(a)(i) shall specify the approximate number of Registrable Securities requested to be registered, the anticipated per share price range for such offering and the intended method of distribution. All registrations requested pursuant to this Section 2(a) are referred to herein as “Demand Registrations”.

(b)          Long-Form Registrations. The Stockholder will be entitled to request two (2) Long-Form Registrations and the Company will pay all Registration expenses associated therewith. A registration will not count as such a permitted Long-Form Registration until it has become effective.

(c)          Short-Form Registrations. The Stockholder will be entitled to request an unlimited number of Short-Form Registrations and the Company will pay all Registration Expenses associated therewith; provided, however, that the Company will not be required to effect a Short-Form Registration if the Company has already effected two (2) Short-Form Registrations for the Stockholder in the immediately preceding twelve (12) month period. After the Company has become subject to the reporting requirements of the Exchange Act, the Company will use its commercially reasonable efforts to make Short-Form Registrations available for the sale of Registrable Securities on a shelf registration statement on Form S-3, pursuant to Rule 415(a)(1)(x) under the Securities Act (a “Shelf Registration Statement”).

(d)          Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration (i) within three (3) months after the effective date of a previous Demand Registration or (ii) if the Company shall furnish to the Stockholder a certificate stating that in the good faith judgment of the Board, it would be materially harmful to the economic prospects of the Company for such Demand Registration to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than 60 days after receipt of the initial request for the Demand Registration; provided that such right to delay a request shall be exercised by the Company not more than twice in any twelve-month period; provided, further, that in such event, the Stockholder shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses associated therewith.

3

3.           Piggyback Registrations.

(a)          Right to Piggyback. Whenever the Company proposes to register any shares of its Common Stock under the Securities Act (other than pursuant to (i) the Company’s IPO (if the applicable underwriters request that only securities to be sold by the Company be included in such offering), (ii) a Demand Registration (which shall be governed by Section 2 hereof) or (iii) a registration statement on Form S-8 or S-4 or any similar or successor form) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company will give at least 30 days’ prior written notice to Stockholder of its intention to effect such a registration and will, subject to the provisions of this Agreement including clauses (c) and (d) below, include in such registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company’s notice.

(b)          Priority on Piggyback Registrations. The Company will include in such registration all securities requested to be included in such registration; provided that if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the number of Registrable Securities requested to be included in such registration by the Stockholder, and (iii) third, other securities, if any, requested to be included in such registration pro rata, if necessary, among the holders of such other securities on the basis of the number of such other securities requested to be included therein by each such holder.

(c)          Obligations of Seller. During such time as the Stockholder may be engaged in a distribution of securities pursuant to an underwritten Piggyback Registration, the Stockholder shall distribute any Registrable Securities held by the Stockholder only under the registration statement and solely in the manner described therein.

(d)          Registration Expenses. The Company will pay all Registration Expenses in connection with any Piggyback Registration whether or not such Piggyback Registration has become effective.

4.           Registration Procedures. Whenever the Stockholder requests that any Registrable Securities be registered pursuant to this Agreement, the Company will use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof. Pursuant thereto, the Company will as expeditiously as possible:

4

(a)          in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the Securities and Exchange Commission a registration statement, and all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective; provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to one counsel selected by Stockholder copies of all such documents proposed to be filed which documents shall be subject to the review and comment of such counsel, and include in any registration statement or prospectus, as applicable, such additional information reasonably requested Stockholder, or the underwriters, if any, for marketing purposes, whether or not required by applicable securities laws;

(b)          notify Stockholder of the effectiveness of each registration statement (including a Shelf Registration Statement) filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the lesser of (x) 180 days and (y) such shorter period which will terminate when all Registrable Securities covered by the registration statement have been sold and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement; provided, that in the case of the Shelf Registration Statement, the Company shall use commercially reasonable efforts to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the prospectus forming part of the Shelf Registration Statement to be usable by the Stockholder until the earlier of (a) the date upon which all Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement and (b) the date upon which all included securities have ceased to be Registrable Securities;

(c)          furnish to Stockholder thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Stockholder;

(d)          use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction;

5

(e)          notify Stockholder (i) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) promptly after receipt thereof, of any request by the Securities and Exchange Commission for the amendment or supplementing of such registration statement or prospectus or for additional information, and (iii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event the result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and in such event, at the request of any such seller, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(f)          prepare and file promptly with the Securities and Exchange Commission, and notify the Stockholder prior to the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, in case the Stockholder or any underwriter for the Stockholder is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations promulgated thereunder, the Company shall use commercially reasonable efforts to prepare promptly upon request of the Stockholder or underwriter such amendments or supplements to such registration statement and prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

(g)          cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(h)          provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(i)          enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Stockholder reasonably requests in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, participation in “road shows,” investor presentations and marketing events);

(j)          make available at reasonable times for inspection by Stockholder, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement subject to the applicable Person(s) executing a nondisclosure agreement in reasonable form and substance if reasonably required by the Company;

(k)          otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement (or, if such information is not available, the most recently available information), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

6

(l)          permit the Stockholder which, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling Person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of the Stockholder and its counsel should be included;

(m)          use commercially reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Equity Securities included in such registration statement for sale in any jurisdiction, and in the event of the issuance of any such stop order or other such order the Company shall advise the Stockholder of such stop order or other such order promptly after it shall receive notice or obtain knowledge thereof and shall use commercially reasonable efforts to promptly obtain the withdrawal of such order;

(n)          use commercially reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(o)          use commercially reasonable efforts to obtain and to provide to the underwriters managing the registered public offering with a copy to the Stockholder if it is participating in such registration a “cold comfort” letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the Stockholder reasonably requests;

(p)          provide a legal opinion of the Company’s outside counsel to the underwriters managing the registered public offering, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature; and

(q)          use commercially reasonable efforts to cooperate in a timely manner with a request of the Stockholder in respect of any block trade or other transaction that is registered pursuant to a Shelf Registration Statement that is not a firm commitment underwritten offering (each, an “Alternative Transaction”), including entering into customary agreements with respect to such Alternative Transactions (and providing customary representations, warranties, covenants and indemnities in such agreements) as well as providing other reasonable assistance in respect of such Alternative Transactions of the type applicable to a public offering subject to Section 4, to the extent customary for such transactions.

7

If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if, in its sole and exclusive judgment, such holder is or might be deemed to be a controlling Person of the Company, such holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder; provided, that with respect to this clause (ii), such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

5.           Registration Expenses. All Registration Expenses shall be borne as provided in this Agreement, except that the Company shall, in any event, pay (i) its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (ii) the expense of any annual audit or quarterly review, (iii) the expense of any liability insurance and (iv) the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. Each Person that sells securities pursuant to a Demand Registration or Piggyback Registration hereunder shall bear and pay all underwriting discounts and commissions applicable to the securities sold for such Person’s account.

6.           Indemnification.

(a)          The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its partners, members, officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses arising out of or based upon (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto used for the sale of Registrable Securities, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any failure of the Company to comply with the requirements of the Securities Act, the Exchange Act, the rules and regulations of the Securities Exchange Commission or the securities or blue sky laws and regulations of any other applicable jurisdiction in connection with the sale of Registrable Securities. The Company shall reimburse such holder, partners, members, director, officer or controlling Person for any legal or other expenses reasonably incurred by such holder, partner, member, director, officer or controlling Person in connection with the investigation or defense of such loss, claim, damage, liability or expense, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder’s failure to deliver a copy of the registration statement, prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

8

(b)          In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information relating to such holder as is required to be included in any such registration statement or prospectus and, to the extent permitted by law, will (i) indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact (relating to such holder and provided by such holder to the Company or the Company’s agent) contained in the registration statement, prospectus, preliminary prospectus, any amendment thereof, supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in, or based upon, any information or affidavit so furnished in writing by such holder; provided, that the obligation to indemnify will be individual, not joint and several, to each holder and will be limited to the net amount of proceeds actually received by such holder from the sale of Registrable Securities pursuant to such registration statement, and (ii) reimburse the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) for any legal or other expenses reasonably incurred by such Persons in connection with the investigation or defense of such loss, claim, damage, liability or expense, except insofar as the same are caused by or contained in any information furnished to such holder of Registrable Securities by such Persons expressly for use therein.

(c)          Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, that failure to give such notice shall not affect the right of such Person to indemnification hereunder unless such failure is materially prejudicial to the indemnifying party’s ability to defend such claim, and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim. If such defense is assumed, the indemnifying party will not be liable for any settlement of any such claim without its prior written consent, which will not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall, to the extent otherwise provided herein, indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Without an indemnified party’s prior written consent, which will not be unreasonably withheld, no indemnifying party shall effect any settlement of any claim in respect of which any indemnified party is a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability with respect thereto or arising therefrom or if such settlement involves injunctive relief against such indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

9

(d)          The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company and each holder also agree to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the indemnification provided for herein is unavailable for any reason.

(e)          If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party or is otherwise unenforceable with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if the contribution pursuant to this Section 6(e) were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to herein shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(f)          No indemnifying party shall, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation, (ii) includes a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party or (iii) requires any action other than the payment of money by the indemnifying party.

(g)          Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

10

7.           Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person(s) entitled hereunder to approve such arrangements (including pursuant to any over-allotment or “green shoe” option requested by the underwriters; provided, that the Stockholder shall not be required to sell more than the number of Registrable Securities the Stockholder has requested to include) and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that the Stockholder shall not be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding the Stockholder and the Stockholder’s intended method of distribution. The Stockholder agrees to execute and deliver such other agreements as may be reasonably requested by the Company and the lead managing underwriter(s).

8.           Rule 144 Reporting. With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the Securities and Exchange Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use commercially reasonable efforts to:

(a)          make and keep current public information available, within the meaning of Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after it has become subject to the reporting requirements of the Exchange Act;

(b)          file with the Securities and Exchange Commission, in a timely manner, all reports and other documents required of the Company under the Securities Act and Exchange Act (after it has become subject to such reporting requirements); and

(c)          so long as any party hereto owns any Registrable Securities, furnish to such Person forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time commencing ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as such Person may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing it to sell any such securities without registration.

9.           Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, sent via a nationally recognized overnight courier, or sent via email or facsimile to the recipient. Such notices, demands and other communications will be sent to the Company and the Stockholder at the address set forth below or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

To the Stockholder:

To the Company:

11

with a copy (which shall not constitute notice to the Company) to:

Merrill Kraines, Esq.

Pepper Hamilton LLP
620 Eighth Avenue
New York, NY 10018

10.          Miscellaneous.

(a)          No Inconsistent Agreements. The Company will not enter into any agreement which is inconsistent with or violates the rights granted to the Stockholder in this Agreement.

(b)          Remedies. The parties hereto shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

(c)          Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Stockholder unless such modification, amendment or waiver is approved in writing by the Company and the Stockholder. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(d)          Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and permitted assigns, including any company which is a successor to the Company, and the Stockholder and any subsequent holders of Registrable Securities and the respective successors, heirs and permitted assigns of each of them, so long as they hold Registrable Securities. Notwithstanding the foregoing, the Company may not assign any of its rights or delegate any of its duties hereunder without the prior written consent of the Stockholder.

(e)          Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

12

(f)          Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and shall be binding upon the Stockholder who executed the same, but all such counterparts shall constitute the same agreement. The execution of this Agreement by any of the parties may be evidenced by way of a facsimile transmission of such party’s signature, a photocopy of such facsimile transmission or other electronic means, and such facsimile or other electronic signature shall be deemed to constitute the original signature of such party hereto.

(g)          Governing Law. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

(h)          Time is of the Essence; Computation of Time. Time is of the essence for each and every provision of this Agreement. Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall upon a Saturday, Sunday, or any date on which commercial banks in the State of New York are authorized to be closed, the party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a regular business day.

(i)          Descriptive Headings. The headings in this Agreement are inserted for convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provision of this Agreement.

(j)          Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY SUIT, LEGAL ACTION OR PROCEEDING IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

(k)          Venue; Submission to Jurisdiction. ANY AND ALL SUITS, LEGAL ACTIONS OR PROCEEDINGS ARISING OUT OF THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT OF THE STATE OF NEW YORK LOCATED IN THE CITY OF NEW YORK AND EACH PARTY TO THIS AGREEMENT HEREBY SUBMITS TO AND ACCEPTS THE EXCLUSIVE JURISDICTION OF SUCH COURT FOR THE PURPOSE OF SUCH SUITS, LEGAL ACTIONS OR PROCEEDINGS. IN ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO HIM OR IT AT THE ADDRESS AS PROVIDED IN SECTION 9 HEREOF. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH HE OR IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OR ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING IN SUCH COURT AND HEREBY FURTHER WAIVES ANY CLAIM THAT ANY SUIT, LEGAL ACTION OR PROCEEDING BROUGHT IN SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

13

(l)          Number and Gender. Where the context so indicates, the masculine shall include the feminine, the neuter shall include the masculine and feminine, and the singular shall include the plural.

(m)        Further Assurances. Each party to this Agreement will execute and deliver such further instruments and take such additional actions, as any other party may reasonably request to effect, consummate, confirm or evidence the transactions contemplated by this Agreement.

[Signature Pages Follow]

14

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

Inhibikase Therapeutics, Inc.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

[Stockholder]

By: